EXHIBIT 32.1

Certification of Periodic Financial Report by the Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of VISIBER57 CORP. (the “Company”) for the quarterly period ended May 31, 2019 as filed with the Securities and Exchange Commission (the “Report”), I, Choong Jeng Hew, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 12, 2019	/s/ Choong Jeng Hew
Choong Jeng Hew Chief Executive Officer
(Principal Executive Officer)